SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 15, 2003


                             AMSOUTH BANCORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                1-7476                    63-0591257
(State or other jurisdiction    (Commission                (IRS Employer
      of incorporation)         File Number)            Identification No.)


                                 AMSOUTH CENTER
                             1900 FIFTH AVENUE NORTH
                            BIRMINGHAM, ALABAMA 35203
          (Address, including zip code, of principal executive office)

       Registrant's telephone number, including area code: (205) 320-7151



                                 Not applicable
           (Former name or former address if changed since last report)

Item 9.     Regulation FD Disclosure.
            ------------------------------------------

     The following information is being furnished pursuant to Item 12 "Results of Operations and Financial Condition".

     On April 15, 2003 AmSouth Bancorporation issued a press release announcing its preliminary results of operations for the quarter ended March 31, 2003. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1.


Exhibit Index

            Exhibit No.       Exhibit
            ----------        -------

            99.1              Press Release of April 15, 2003

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMSOUTH BANCORPORATION


                                            By: /s/ Carl L. Gorday
                                               -------------------------
                                          Name: Carl L. Gorday
                                         Title: Assistant Secretary


Date:    April 15, 2003

                                  EXHIBIT 99.1

                         PRESS RELEASE OF APRIL 15, 2003